UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: February 28

Date of reporting period: February 28, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	February 28, 2018

WESTERN ASSET

SMASh SERIES EC FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset SMASh Series EC Fund for the twelve-month reporting period ended February 28, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

March 29, 2018

II	Western Asset SMASh Series EC Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management. The Fund has a flexible investment strategy and invests in a variety of securities and instruments and uses a variety of investment techniques in pursuing its objective. Under normal market conditions, the Fund expects to invest primarily in any combination of U.S. dollar denominated and non-U.S. dollar denominated debt obligations (including loans and loan participations) of both U.S and non-U.S. issuers (including emerging market issuers) and in derivatives and other instruments relating to such investments. The Fund may at times invest in the securities of issuers located in only one country or in a relatively small number of countries, including in any emerging market country or countries. Currently, the Fund does not contemplate investing 25% or more of its assets in a single country or a small number of countries, except in the United States. We may invest a significant portion of the Fund’s assets in various industry sectors, to the extent consistent with the Fund’s fundamental investment restrictions.

In purchasing debt obligations for the Fund, we may take full advantage of the entire range of maturities and durationsi, and may adjust the average maturity or duration of the Fund’s investments from time to time. The Fund may invest without limit in both investment grade (that is, rated in the Baa/BBB categories or above or, if unrated, that we determined to be of comparable quality) securities and below investment grade securities rated in the C category or above or unrated securities that we determined to be of comparable quality. Below investment grade debt obligations are sometimes referred to as “junk bonds” or “high yield securities”. The Fund may invest without limit in loans, loan participations and fixed income securities that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate such as the Prime Rate, the London Interbank Offered Rateii or another generally recognized base lending rate. The Fund may also invest in structured notes, including total return swaps and credit-linked notes.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The Fund may borrow money to increase portfolio holdings, to the extent consistent with the Fund’s fundamental investment restrictions.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Western Asset SMASh Series EC Fund 2018 Annual Report	1

Fund overview (cont’d)

Q. What were the overall market conditions during the funds reporting period?

A. The spread sectors (non-Treasuries) posted positive returns, but generated mixed results versus equal-duration Treasuries over the twelve-month reporting period ended February 28, 2018. The fixed income market was impacted by a number of factors during the reporting period, including accelerating global economic growth, three interest rate hikes by the Federal Reserve Board (the “Fed”)iii, generally benign inflation, several geopolitical issues and the signing of the U.S. tax reform bill.

Both short- and long-term Treasury yields moved higher during the reporting period. The yield for the two-year Treasury note began the reporting period at 1.22% and ended the period at 2.25%. The low for the period of 1.18% occurred on April 18, 2017, and the peak of 2.27% took place on February 27, 2018. The yield for the ten-year Treasury began the reporting period at 2.36% and ended the period at 2.87%. The low for the period of 2.05% occurred on September 7, 2017, and the peak of 2.94% took place on February 21, 2018.

All told, the Bloomberg Barclays U.S. Aggregate Indexiv returned 0.51% during the reporting period. Comparatively, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced stronger results. Over the fiscal year, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv gained 4.18%. U.S. dollar-denominated emerging market debt, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi, gained 3.31% over the same period. Finally, emerging market local currency debt, as measured by the JPMorgan GBI-EM Global Diversified Indexvii, rose 14.43%.

Q. How did we respond to these changing market conditions?

A. There were several adjustments made to the Fund’s portfolio during the reporting period. We trimmed the Fund’s exposure to high-yield corporate bonds as their spreads tightened. We added to the Fund’s bank loan exposure as we continued to place a premium on floating rate protection and their seniority in the capital structure. We also believe bank loans were more attractively valued when compared to high-yield bonds. Elsewhere, we added to the Fund’s emerging market exposure and pared its allocation to commercial mortgage-backed securities (“CMBS”).

We employed U.S. Treasury futures and options to manage the Fund’s duration, as well as to hedge its credit exposure. The use of these instruments detracted from results over the reporting period. Japanese government bond futures, Eurodollar, Italian Treasury bond and BOBL futures, and Euro Bund futures and options were used to manage the Fund’s duration, as well to express views on spreads between different countries. Overall, they were positive for performance. Credit default index swaps (CDX) were used to manage the Fund’s high-yield and investment-grade credit exposure. These instruments detracted from performance. Currency forwards and currency futures and options, which were used to manage the Fund’s currency exposure, contributed to performance.

Performance review

For the twelve months ended February 28, 2018, Western Asset SMASh Series EC

2	Western Asset SMASh Series EC Fund 2018 Annual Report

Fund returned 7.49%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Aggregate Index, returned 0.51% for the same period.

Performance Snapshot as of February 28, 2018 (unaudited)
	6 months	12 months
Western Asset SMASh Series EC Fund	-1.06%	7.49%
Bloomberg Barclays U.S. Aggregate Index	-2.18%	0.51%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please call the Fund at 1-877-721-1926.

Fund returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Investors should understand that the Fund is managed within the context of a separately managed account and not with the objective of matching or exceeding the Fund’s stated benchmark, which is used for Fund reporting purposes. As such, comparisons of the Fund’s performance to that of the indicated benchmark are not likely to be meaningful. Additionally, performance figures do not reflect the effect of fees and expenses associated with a separately managed account or the management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) were reimbursed by the manager.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated June 30, 2017, the gross total annual fund operating expense ratio was 0.05%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

The Fund’s manager has entered into an expense reimbursement arrangement with the Fund pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. However, all Fund shareholders are participating in separately managed account programs and pay fees to program sponsors for the costs and expenses of the program, including fees for investment advice and portfolio execution, some of which are used to compensate the Fund’s manager or subadviser for managing the Fund and to reimburse the Fund for all operating expenses.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its developed non-U.S. dollar positioning.

Western Asset SMASh Series EC Fund 2018 Annual Report	3

Fund overview (cont’d)

Specifically, the Fund tended to be short the U.S. dollar versus developed market currencies. This was beneficial as the U.S. dollar weakened over the reporting period. Being long the euro was also additive as it strengthened versus the U.S. dollar.

The Fund’s out-of-benchmark (securities held by the Fund but not included in the benchmark) exposures were additive for returns during the reporting period. The Fund’s allocation to non-agency mortgage-backed securities (“MBS”) was the most beneficial, as the sector was supported by improving housing fundamentals, solid demand and a lack of new supply. An allocation to high-yield corporate bonds was rewarded as their spreads tightened and they outperformed the benchmark.

An overweight to CMBS contributed to results as their spreads also tightened given overall solid investor demand. Finally, having a shorter duration than the benchmark was additive for results. Rates moved higher across the yield curveviii amid expectations for improving growth and continued Fed interest rate hikes.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its underweight to investment-grade corporate bonds. The Fund diversifies it credit exposure among investment-grade, high-yield and emerging market corporate bonds. As a result, it was underweight investment-grade bonds versus the benchmark.

An underweight to agency MBS was a modest headwind for results as their spreads narrowed during the reporting period.

Thank you for your investment in Western Asset SMASh Series EC Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

March 20, 2018

RISKS: Investments in fixed-income securities are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. There is also a risk that an issuer will be unable to make principal and/or interest payments. High yield bonds, commonly known as “junk bonds”, involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to the additional risks of fluctuations in foreign exchange rates, changes in political and economic conditions, foreign taxation and differences in auditing and financial standards. These risks are magnified in emerging markets. The Fund may use derivatives, such as futures and options, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund is “non-diversified,” which may increase its vulnerability to the negative events affecting a particular issuer. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are

4	Western Asset SMASh Series EC Fund 2018 Annual Report

subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of February 28, 2018 were: Sovereign Bonds (19.7%), Collateralized Mortgage Obligations (17.2%), Consumer Discretionary (13.2%), Asset-Backed Securities (6.9%) and Health Care (5.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The London Interbank Offered Rate (“LIBOR”) is the interest rate offered by a specific group of London banks for U.S. dollar deposits of a stated maturity. LIBOR is used as a base index for setting rates of some adjustable rate financial instruments, including adjustable rate mortgages (“ARMs”).

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii

The JPMorgan GBI-EM Global Diversified Index tracks total returns for local currency bonds issued by Emerging Market governments. The index includes only those countries that are accessible by most of the international investor base and excludes countries with explicit capital controls, but does not factor in regulatory/tax hurdles in assessing eligibility. For this index the maximum weight to a country is capped at 10%.

viii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Western Asset SMASh Series EC Fund 2018 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of February 28, 2018 and February 28, 2017 and does not include derivatives, such as written options, futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

6	Western Asset SMASh Series EC Fund 2018 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2017 and held for the six months ended February 28, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2,3]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]
-1.06%	$1,000.00	$989.40	0.00%	$0.00	5.00%	$1,000.00	$1,024.79	0.00%	$0.00

[1]	For the six months ended February 28, 2018.

[2]

Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results. Performance figures do not reflect any fees stated below in Note 3. If such fees were included, the return shown would have been lower.

[3]

All figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Western Asset SMASh Series EC Fund 2018 Annual Report	7

Fund performance (unaudited)

Average annual total returns[1]
Twelve Months Ended 2/28/18	7.49%
Five Years Ended 2/28/18	6.21
Ten Years Ended 2/28/18	8.78

Cumulative total returns[1]
2/29/08 through 2/28/18	132.08%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account or the management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or sub-adviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) were reimbursed by the manager due to an expense reimbursement arrangement between the Fund and the manager. This arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

8	Western Asset SMASh Series EC Fund 2018 Annual Report

Historical performance

Value of $10,000 invested in

Western Asset SMASh Series EC Fund vs. Bloomberg Barclays U.S. Aggregate Index† — February 2008 - February 2018

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account or the management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) were reimbursed by the manager due to an expense reimbursement arrangement between the Fund and the manager. This arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

†	Hypothetical illustration of $10,000 invested in Western Asset SMASh Series EC Fund on February 29, 2008, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through February 28, 2018. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays U.S. Aggregate Index. The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. Please note that an investor cannot invest directly in an index. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund.

Western Asset SMASh Series EC Fund 2018 Annual Report	9

Spread duration (unaudited)

Economic exposure — February 28, 2018

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA SMASh EC	— Western Asset SMASh Series EC Fund

10	Western Asset SMASh Series EC Fund 2018 Annual Report

Effective duration (unaudited)

Interest rate exposure — February 28, 2018

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA SMASh EC	— Western Asset SMASh Series EC Fund

Western Asset SMASh Series EC Fund 2018 Annual Report	11

Schedule of investments

February 28, 2018

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Senior Loans — 29.6%
Consumer Discretionary — 10.7%
Auto Components — 0.6%
American Axle & Manufacturing Inc., Term Loan B (1 mo. LIBOR + 2.250%)	3.880%	4/6/24	10,106,877	$10,152,358	(a)(b)(c)(d)
CS Intermediate Holdco 2 LLC, 2018 Term Loan B	—	11/2/23	280,000	281,295	(c)
Total Auto Components				10,433,653
Diversified Consumer Services — 0.7%
Prime Security Services Borrower LLC, 2016 First Lien Term Loan (1 mo. LIBOR + 2.750%)	4.398%	5/2/22	11,589,016	11,698,463	(a)(b)(c)(d)
Hotels, Restaurants & Leisure — 4.6%
1011778 B.C. Unlimited Liability Co., Term Loan B3	3.898-3.943%	2/16/24	9,646,072	9,671,152	(a)(b)(c)(d)
Aramark Services Inc., 2017 Term Loan B1 (1 mo. LIBOR + 2.000%)	3.648%	3/11/25	8,510,000	8,580,914	(a)(b)(c)(d)
Aristocrat Leisure Ltd., 2017 Incremental Term Loan	—	10/19/24	1,300,000	1,307,583	(c)
Aristocrat Leisure Ltd., 2017 Term Loan B2 (3 mo. LIBOR + 2.000%)	3.745%	10/20/21	5,222,076	5,253,085	(a)(b)(c)(d)
Boyd Gaming Corp., Term Loan B3 (1 Week LIBOR + 2.500%)	3.974%	9/15/23	4,695,247	4,722,916	(a)(b)(d)
Caesars Resort Collection LLC, 2017 First Lien Term Loan B (1 mo. LIBOR + 2.750%)	4.398%	12/22/24	11,609,330	11,697,433	(a)(b)(c)(d)
CCM Merger Inc., New Term Loan B (1 mo. LIBOR + 2.750%)	4.398%	8/8/21	1,369,135	1,381,542	(a)(b)(d)
Four Seasons Hotels Ltd., New First Lien Term Loan (1 mo. LIBOR + 2.500%)	4.148%	11/30/23	2,987,437	3,010,464	(a)(b)(c)(d)
Golden Nugget Inc., 2017 Incremental Term Loan	4.898-5.039%	10/4/23	8,950,745	9,031,857	(a)(b)(d)
Hilton Worldwide Finance LLC, Term Loan B2 (1 mo. LIBOR + 2.000%)	3.621%	10/25/23	11,276,221	11,352,335	(a)(b)(c)(d)
Scientific Games International Inc., 2018 Term Loan B5 (3 mo. LIBOR + 2.750%)	4.449%	8/14/24	11,946,765	12,015,829	(a)(b)(c)(d)
Station Casinos LLC, 2016 Term Loan B (1 mo. LIBOR + 2.500%)	4.150%	6/8/23	2,690,181	2,699,562	(a)(b)(d)
Total Hotels, Restaurants & Leisure				80,724,672
Media — 3.5%
CBS Radio Inc., 2017 Term Loan B (3 mo. LIBOR + 2.750%)	4.622%	11/17/24	8,945,580	9,011,276	(a)(b)(d)
Charter Communications Operating LLC, 2017 Term Loan B (1 mo. LIBOR + 2.000%)	3.650%	4/30/25	11,703,380	11,747,267	(a)(b)(c)(d)
Numericable Group SA, USD Term Loan B12 (3 mo. LIBOR + 3.000%)	4.720%	1/31/26	6,653,325	6,409,368	(a)(b)(d)
Sinclair Television Group Inc., 2017 Term Loan B	—	12/12/24	9,110,000	9,149,856	(c)
Univision Communications Inc., Term Loan C5 (1 mo. LIBOR + 2.750%)	4.398%	3/15/24	11,703,253	11,578,906	(a)(b)(d)

See Notes to Financial Statements.

12	Western Asset SMASh Series EC Fund 2018 Annual Report

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
UPC Financing Partnership, USD Term Loan AR (1 mo. LIBOR + 2.500%)	4.088%	1/15/26	9,520,000	$9,529,920	(a)(b)(d)
Ziggo Secured Finance Partnership, USD Term Loan E (1 mo. LIBOR + 2.500%)	4.088%	4/15/25	3,208,000	3,181,361	(a)(b)(d)
Total Media				60,607,954
Specialty Retail — 1.3%
Academy Ltd., 2015 Term Loan B	5.495-5.580%	7/1/22	2,936,078	2,350,086	(a)(b)(d)
CWGS Group LLC, 2016 Term Loan (1 mo. LIBOR + 3.000%)	4.579-4.648%	11/8/23	1,411,969	1,425,648	(a)(b)(d)
Michaels Stores Inc., 2016 Term Loan B1 (1 mo. LIBOR + 2.750%)	4.331-4.398%	1/30/23	5,731,350	5,763,589	(a)(b)(d)
Party City Holdings Inc., 2018 Term Loan B (3 mo. LIBOR + 2.750%)	4.330-4.530%	8/19/22	4,777,200	4,796,108	(a)(b)(d)
Petco Animal Supplies Inc., 2017 Term Loan B (3 mo. LIBOR + 3.000%)	4.772%	1/26/23	4,594,474	3,224,747	(a)(b)(d)
PetSmart Inc., Term Loan B2 (1 mo. LIBOR + 3.000%)	4.570%	3/11/22	6,608,352	5,417,474	(a)(b)(d)
Total Specialty Retail				22,977,652
Total Consumer Discretionary				186,442,394
Consumer Staples — 1.0%
Food & Staples Retailing — 0.3%
Albertsons LLC, USD 2017 Term Loan B4 (1 mo. LIBOR + 2.750%)	4.398%	8/25/21	3,413,960	3,375,789	(a)(b)(d)
Albertsons LLC, USD 2017 Term Loan B6 (3 mo. LIBOR + 3.000%)	4.956%	6/22/23	2,322,475	2,291,449	(a)(b)(d)
Total Food & Staples Retailing				5,667,238
Food Products — 0.7%
CSM Bakery Solutions LLC, First Lien Term Loan (3 mo. LIBOR + 4.000%)	5.700%	7/3/20	85,010	84,638	(a)(b)(d)
Post Holdings Inc., 2017 Series A Incremental Term Loan (1 mo. LIBOR + 2.250%)	3.900%	5/24/24	11,151,758	11,185,057	(a)(b)(c)(d)
Total Food Products				11,269,695
Total Consumer Staples				16,936,933
Financials — 0.1%
Capital Markets — 0.1%
RPI Finance Trust, Term Loan B6 (3 mo. LIBOR + 2.000%)	3.693%	3/27/23	1,685,314	1,695,978	(a)(b)(d)
Health Care — 3.8%
Health Care Providers & Services — 1.6%
Air Medical Group Holdings Inc., Term Loan B (3 mo. LIBOR + 3.250%)	4.943%	4/28/22	1,959,799	1,973,447	(a)(b)(d)

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2018 Annual Report	13

Schedule of investments (cont’d)

February 28, 2018

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Air Medical Group Holdings Inc., Term Loan B1 (3 mo. LIBOR + 4.000%)	5.675%	4/28/22	2,258,558	$2,274,086	(a)(b)(d)
HCA Inc., Term Loan B8	—	2/15/24	944,621	952,802	(c)
Jaguar Holding Co. II, 2017 Term Loan	4.398-4.443%	8/18/22	11,671,769	11,724,817	(a)(b)(c)(d)
MPH Acquisition Holdings LLC, 2016 Term Loan B (3 mo. LIBOR + 3.000%)	4.693%	6/7/23	11,808,930	11,881,815	(a)(b)(c)(d)
Total Health Care Providers & Services				28,806,967
Health Care Technology — 0.8%
Change Healthcare Holdings Inc., 2017 Term Loan B (1 mo. LIBOR + 2.750%)	4.398%	3/1/24	13,171,941	13,211,272	(a)(b)(c)(d)
Life Sciences Tools & Services — 0.5%
PAREXEL International Corp., Term Loan B (1 mo. LIBOR + 2.750%)	4.398%	9/27/24	8,780,875	8,790,754	(a)(b)(c)(d)
Pharmaceuticals — 0.9%
Catalent Pharma Solutions Inc., USD Term Loan B (1 mo. LIBOR + 2.250%)	3.898%	5/20/24	8,946,113	8,993,242	(a)(b)(d)
Valeant Pharmaceuticals International Inc., Term Loan B Series F4 (1 mo. LIBOR + 3.500%)	5.081%	4/1/22	6,769,691	6,854,732	(a)(b)(c)(d)
Total Pharmaceuticals				15,847,974
Total Health Care				66,656,967
Industrials — 4.4%
Air Freight & Logistics — 1.4%
Avolon TLB Borrower 1 (Luxembourg) Sarl, Term Loan B2 (1 mo. LIBOR + 2.250%)	3.840%	4/3/22	8,992,406	8,992,406	(a)(b)(d)
XPO Logistics Inc., 2018 Term Loan B (3 mo. LIBOR + 2.000%)	3.920%	2/23/25	15,242,941	15,293,303	(a)(b)(c)(d)
Total Air Freight & Logistics				24,285,709
Airlines — 0.6%
American Airlines Inc., 2017 Incremental Term Loan (1 mo. LIBOR + 2.000%)	3.588%	12/14/23	5,949,900	5,960,437	(a)(b)(d)
American Airlines Inc., 2017 Term Loan B (1 mo. LIBOR + 2.000%)	3.631%	6/26/20	4,440,475	4,453,241	(a)(b)(d)
Total Airlines				10,413,678
Building Products — 0.7%
GYP Holdings III Corp., 2017 Term Loan B (3 mo. LIBOR + 3.000%)	4.772%	4/1/23	1,822,354	1,833,744	(a)(b)(d)
Quikrete Holdings Inc., 2016 First Lien Term Loan (1 mo. LIBOR + 2.750%)	4.398%	11/15/23	10,817,119	10,874,958	(a)(b)(c)(d)
Total Building Products				12,708,702

See Notes to Financial Statements.

14	Western Asset SMASh Series EC Fund 2018 Annual Report

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — 0.3%
Brickman Group Ltd. LLC, First Lien Term Loan (1 mo. LIBOR + 3.000%)	4.590-4.648%	12/18/20	962,215	$969,517	(a)(b)(d)
Wrangler Buyer Corp., Term Loan B	—	9/27/24	5,000,000	5,037,055	(c)
Total Commercial Services & Supplies				6,006,572
Marine — 0.1%
Commercial Barge Line Co., 2015 First Lien Term Loan (1 mo. LIBOR + 8.750%)	10.398%	11/12/20	1,508,890	904,626	(a)(b)(d)
Professional Services — 0.6%
Trans Union LLC, Term Loan B3 (1 mo. LIBOR + 2.000%)	3.648%	4/10/23	10,629,864	10,673,712	(a)(b)(c)(d)
Trading Companies & Distributors — 0.6%
Beacon Roofing Supply Inc., 2017 Term Loan B (1 mo. LIBOR + 2.250%)	3.830%	1/2/25	9,455,000	9,510,397	(a)(b)(d)
Transportation Infrastructure — 0.1%
Flying Fortress Inc., 2017 Term Loan	—	10/30/22	1,200,000	1,204,072	(c)
Total Industrials				75,707,468
Information Technology — 2.8%
Electronic Equipment, Instruments & Components — 0.2%
Zebra Technologies Corp., 2017 Term Loan B (3 mo. LIBOR + 2.000%)	3.753%	10/27/21	3,102,440	3,121,346	(a)(b)(d)
Internet Software & Services — 0.1%
Ancestry.com Operations Inc., 2017 First Lien Term Loan (1 mo. LIBOR + 3.250%)	4.900%	10/19/23	1,572,000	1,581,334	(a)(b)(d)
IT Services — 0.7%
First Data Corp., 2022 USD Term Loan (1 mo. LIBOR + 2.250%)	3.871%	7/8/22	1,000,000	1,002,778	(a)(b)(d)
First Data Corp., 2024 USD Term Loan (1 mo. LIBOR + 2.250%)	3.871%	4/26/24	10,704,410	10,737,197	(a)(b)(c)(d)
Total IT Services				11,739,975
Semiconductors & Semiconductor Equipment — 0.5%
Micron Technology Inc., Term Loan	—	4/26/22	1,500,000	1,510,313	(c)
ON Semiconductor Corp., 2017 First Lien Term Loan (1 mo. LIBOR + 2.000%)	3.648%	3/31/23	8,100,822	8,152,011	(a)(b)(c)(d)
Total Semiconductors & Semiconductor Equipment				9,662,324
Software — 0.8%
Dell Inc., 2017 First Lien Term Loan (1 mo. LIBOR + 2.000%)	3.650%	9/7/23	9,878,450	9,887,271	(a)(b)(c)(d)
Dell Inc., 2017 Term Loan A2 (1 mo. LIBOR + 1.750%)	3.400%	9/7/21	1,819,125	1,820,026	(a)(b)(d)
Sophia LP, 2017 Term Loan B (3 mo. LIBOR + 3.250%)	4.943%	9/30/22	1,910,304	1,915,932	(a)(b)(d)
Total Software				13,623,229

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2018 Annual Report	15

Schedule of investments (cont’d)

February 28, 2018

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Technology Hardware, Storage & Peripherals — 0.5%
Western Digital Corp., 2017 Term Loan B3 (3 mo. LIBOR + 2.000%)	3.603%	4/29/23	8,456,619	$8,509,473	(a)(b)(c)(d)
Total Information Technology				48,237,681
Materials — 2.3%
Construction Materials — 0.3%
American Builders & Contractors Supply Co. Inc., 2017 Term Loan B (1 mo. LIBOR + 2.500%)	4.148%	10/31/23	5,734,484	5,773,908	(a)(b)(d)
Containers & Packaging — 2.0%
Berry Global Inc., Term Loan Q (1 mo. LIBOR + 2.000%)	3.581-3.648%	10/1/22	9,905,564	9,945,801	(a)(b)(c)(d)
Berry Global Inc., Term Loan R (1 mo. LIBOR + 2.000%)	3.581%	1/19/24	2,074,325	2,082,104	(a)(b)(d)
BWAY Holding Co., 2017 Term Loan B	4.874-4.958%	4/3/24	10,444,202	10,498,595	(a)(b)(c)(d)
Reynolds Group Holdings Inc., USD 2017 Term Loan (1 mo. LIBOR + 2.750%)	4.398%	2/5/23	11,324,534	11,390,353	(a)(b)(c)(d)
Total Containers & Packaging				33,916,853
Total Materials				39,690,761
Real Estate — 1.3%
Equity Real Estate Investment Trusts (REITs) — 0.9%
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B (1 mo. LIBOR + 2.250%)	3.898%	4/25/23	11,359,927	11,429,916	(a)(b)(c)(d)
VICI Properties 1 LLC, Replacement Term Loan B (1 mo. LIBOR + 2.000%)	3.596%	12/20/24	4,640,000	4,669,965	(a)(b)(c)(d)
Total Equity Real Estate Investment Trusts (REITs)				16,099,881
Real Estate Management & Development — 0.4%
CityCenter Holdings LLC, 2017 Term Loan B (1 mo. LIBOR + 2.500%)	4.148%	4/18/24	4,640,129	4,667,682	(a)(b)(c)(d)
Realogy Corp., 2018 Term Loan B (1 mo. LIBOR + 2.250%)	3.829%	2/8/25	1,725,273	1,738,860	(a)(b)(d)
Total Real Estate Management & Development				6,406,542
Total Real Estate				22,506,423
Telecommunication Services — 2.3%
Diversified Telecommunication Services — 1.9%
CenturyLink Inc., 2017 Term Loan B (1 mo. LIBOR + 2.750%)	4.398%	1/31/25	4,135,000	4,077,110	(a)(b)(d)
Level 3 Financing Inc., 2017 Term Loan B (1 mo. LIBOR + 2.250%)	3.846%	2/22/24	8,369,000	8,392,165	(a)(b)(c)(d)
Unitymedia Finance LLC, Term Loan B (1 mo. LIBOR + 2.250%)	3.838%	9/30/25	6,750,000	6,752,410	(a)(b)(c)(d)
Unitymedia Finance LLC, USD Term Loan D (1 mo. LIBOR + 2.250%)	3.838%	1/15/26	3,520,000	3,521,834	(a)(b)(c)(d)

See Notes to Financial Statements.

16	Western Asset SMASh Series EC Fund 2018 Annual Report

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
Virgin Media Bristol LLC, 2017 USD Term Loan (1 mo. LIBOR + 2.500%)	4.088%	1/15/26	9,540,196	$9,583,642	(a)(b)(c)(d)
Total Diversified Telecommunication Services				32,327,161
Wireless Telecommunication Services — 0.4%
CSC Holdings LLC, 2017 First Lien Term Loan (1 mo. LIBOR + 2.250%)	3.838%	7/17/25	1,953,984	1,949,686	(a)(b)(d)
Sprint Communications Inc., First Lien Term Loan B (1 mo. LIBOR + 2.500%)	4.188%	2/2/24	5,523,263	5,530,857	(a)(b)(d)
Total Wireless Telecommunication Services				7,480,543
Total Telecommunication Services				39,807,704
Utilities — 0.9%
Electric Utilities — 0.2%
TEX Operations Co., LLC, Exit Term Loan B	—	8/4/23	407,743	410,419	(c)
TEX Operations Co., LLC, Exit Term Loan C	—	8/4/23	72,257	72,731	(c)
Vistra Operations Co., LLC, 2016 Term Loan B2 (1 mo. LIBOR + 2.250%)	3.840-3.898%	12/14/23	3,168,000	3,187,800	(a)(b)(d)
Total Electric Utilities				3,670,950
Independent Power and Renewable Electricity Producers — 0.7%
Energy Future Intermediate Holding Co., LLC, 2017 DIP Term Loan (1 Week LIBOR + 3.000%)	4.473-4.474%	6/30/18	11,700,000	11,711,700	(a)(b)(d)
Total Utilities				15,382,650
Total Senior Loans (Cost — $516,611,947)				513,064,959
Asset-Backed Securities — 6.9%
Ameriquest Mortgage Securities Inc., 2004-R7 M3 (1 mo. USD LIBOR + 1.020%)	2.641%	8/25/34	1,942,083	1,937,692	(d)
Bravo Mortgage Asset Trust, 2006-1A M1 (1 mo. USD LIBOR + 0.400%)	2.021%	7/25/36	29,550,000	27,330,142	(d)(e)
CIT Mortgage Loan Trust, 2007-1 1M1 (1 mo. USD LIBOR + 1.500%)	3.121%	10/25/37	8,350,000	8,524,272	(d)(e)
CWABS Revolving Home Equity Loan Trust, 2004-S 1A (1 mo. USD LIBOR + 0.240%)	1.828%	2/15/30	2,551,770	2,300,524	(d)
Fremont Home Loan Trust, 2006-B 1A (1 mo. USD LIBOR + 0.150%)	1.771%	8/25/36	18,536,574	9,917,163	(d)
Greenpoint Manufactured Housing, 1999-3 1A7	7.270%	6/15/29	9,179,138	9,435,991
GSAMP Trust, 2005-SEA1 M2 (1 mo. USD LIBOR + 0.900%)	2.521%	1/25/35	4,725,750	4,444,223	(d)(e)
JPMorgan Mortgage Acquisition Trust, 2007-CH4 M2 (1 mo. USD LIBOR + 0.240%)	1.861%	5/25/37	25,250,000	21,161,182	(d)
KKR Financial CLO Ltd., 2017-A (3 mo. USD LIBOR + 1.340%)	3.062%	4/15/29	2,000,000	2,014,500	(d)(e)
PFCA Home Equity Investment Trust, 2003-IFC5 A	4.193%	1/22/35	23,530,288	23,947,120	(d)(e)

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2018 Annual Report	17

Schedule of investments (cont’d)

February 28, 2018

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Residential Asset Mortgage Products Inc., 2006-RZ3 M1 (1 mo. USD LIBOR + 0.350%)	1.971%	8/25/36	8,810,000	$8,637,953	(d)
Total Asset-Backed Securities (Cost — $114,878,861)				119,650,762
Collateralized Mortgage Obligations (f) — 17.2%
Banc of America Commercial Mortgage Trust, 2007-2 AJ	5.716%	4/10/49	5,659,327	4,304,671	(d)
Banc of America Funding Corp., 2014-R2 2A2 (1 mo. USD LIBOR + 0.210%)	1.771%	5/26/37	10,077,164	8,579,073	(d)(e)
Banc of America Funding Corp., 2015-R2 09A2	1.997%	3/27/36	17,548,177	14,869,836	(d)(e)
Banc of America Funding Corp., 2015-R3 1A2	1.742%	3/27/36	28,666,926	20,959,623	(d)(e)
Bank of America Merrill Lynch Large Loan Inc., 2016-GG10 AJA	5.785%	8/10/45	20,505,513	15,532,926	(d)(e)
BCAP LLC Trust, 2013-RR3 4A2 (1 mo. USD LIBOR + 0.160%)	1.712%	11/26/36	15,674,293	14,993,453	(d)(e)
BCAP LLC Trust, 2014-RR5 1A2 (1 mo. USD LIBOR + 0.225%)	1.764%	1/26/36	26,650,000	23,901,223	(d)(e)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW17 AJ	5.744%	6/11/50	702,109	703,388	(d)
CD Commercial Mortgage Trust, 2007-CD4 AJ	5.398%	12/11/49	403,518	245,128	(d)
Commercial Mortgage Pass-Through Certificates, 2013-CR7 XA, IO	1.202%	3/10/46	13,997,539	671,158	(d)
Commercial Mortgage Pass-Through Certificates, 2014-CR20 B	4.239%	11/10/47	720,000	728,244	(d)
Countrywide Alternative Loan Trust, 2007-OA8 1A1 (1 mo. USD LIBOR + 0.180%)	1.801%	6/25/47	7,254,254	6,244,615	(d)
Credit Suisse Mortgage Trust, 2006-C3 AJ	6.278%	6/15/38	80,889	48,112	(d)
Credit Suisse Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	2,684,447	2,151,427
Credit Suisse Mortgage Trust, 2007-C5 AM	5.869%	9/15/40	1,868,668	1,817,595	(d)
Credit Suisse Mortgage Trust, 2014-11R 14A1 (1 mo. USD LIBOR + 0.200%)	1.752%	6/27/46	2,997,962	2,973,882	(d)(e)
Credit Suisse Mortgage Trust, 2014-11R 15A2 (6 mo. USD LIBOR + 2.000%)	3.448%	1/27/36	4,253,818	3,724,699	(d)(e)
Credit Suisse Mortgage Trust, 2014-USA E	4.373%	9/15/37	1,130,000	1,010,246	(e)
Credit Suisse Mortgage Trust, 2014-USA F	4.373%	9/15/37	1,100,000	910,854	(e)
Credit Suisse Mortgage Trust, 2017-CHOP G (1 mo. USD LIBOR + 5.620%)	7.208%	7/15/32	16,100,000	16,082,789	(d)(e)
Deutsche Mortgage Securities Inc., 2006-PR1 5AS2, IO	8.702%	4/15/36	4,498,941	943,197	(d)(e)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K503 X1, IO	0.514%	8/25/19	59,496,395	247,499	(d)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K712 X1, IO	1.333%	11/25/19	29,578,785	518,126	(d)
Federal National Mortgage Association (FNMA) — CAS, 2015-C03 2M2 (1 mo. USD LIBOR + 5.000%)	6.621%	7/25/25	823,398	914,246	(d)(e)

See Notes to Financial Statements.

18	Western Asset SMASh Series EC Fund 2018 Annual Report

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (f) — continued
Federal National Mortgage Association (FNMA) — CAS, 2016-C04 1M2 (1 mo. USD LIBOR + 4.250%)	5.871%	1/25/29	14,280,000	$16,252,225	(d)(e)
Federal National Mortgage Association (FNMA) — CAS, 2017-C03 1B1 (1 mo. USD LIBOR + 4.850%)	6.471%	10/25/29	16,410,000	18,354,103	(d)(e)
GE Capital Commercial Mortgage Corp., 2007-C1 AJ	5.677%	12/10/49	4,390,000	2,307,625	(d)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	413,074	356,440	(d)
Government National Mortgage Association (GNMA), 2014-157 IO, IO	0.656%	5/16/55	13,741,078	599,622	(d)
GS Mortgage Securities Corp., 2014-2R 3B (1 mo. USD LIBOR + 0.610%)	2.171%	11/26/37	15,882,574	13,599,946	(d)(e)
IMPAC Secured Assets Corp., 2006-3 A7 (1 mo. USD LIBOR + 0.270%)	1.891%	11/25/36	21,555,802	14,943,687	(d)
JPMBB Commercial Mortgage Securities Trust, 2014-C25 C	4.446%	11/15/47	3,940,000	3,908,753	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	4,830,000	3,549,171
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AMS	5.337%	5/15/47	6,310,000	6,352,138
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	2,807,403	2,330,133	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB19 AJ	5.894%	2/12/49	3,017,509	2,252,332	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LD12 AJ	5.993%	2/15/51	96,118	94,323	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LDPX AJ	5.503%	1/15/49	18,270,000	4,402,577	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LDPX AJFX	5.438%	1/15/49	10,820,000	2,607,441	(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-CBMZ M (1 mo. USD LIBOR + 6.225%)	7.812%	10/15/19	1,200,000	1,208,162	(d)(e)
Lone Star Portfolio Trust, 2015-LSMZ M (1 mo. USD LIBOR + 7.218%)	8.797%	9/15/20	4,299,950	4,304,504	(d)(e)
Lone Star Portfolio Trust, 2015-LSP F (1 mo. USD LIBOR + 6.900%)	8.488%	9/15/28	5,545,947	5,591,966	(d)(e)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	2,498,085	1,912,402	(d)
ML-CFC Commercial Mortgage Trust, 2007-5 AJFL	5.450%	8/12/48	1,091,698	835,745	(d)(e)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.125%	9/12/49	1,252,047	1,034,118	(d)
Morgan Stanley Bank of America Merrill Lynch Trust, 2014-C14 F	3.710%	2/15/47	8,480,000	4,686,184	(e)
Morgan Stanley Capital I Trust, 2006-IQ12 AJ	5.399%	12/15/43	885,364	693,060
Morgan Stanley Capital I Trust, 2007-IQ13 AJ	5.438%	3/15/44	483,857	483,541
Morgan Stanley Re-remic Trust, 2015-R6 1B (1 mo. USD LIBOR + 0.260%)	1.821%	7/26/45	6,801,880	3,658,323	(d)(e)

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2018 Annual Report	19

Schedule of investments (cont’d)

February 28, 2018

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (f) — continued
Prime Mortgage Trust, 2006-DR1 2A1	5.500%	5/25/35	1,774,719	$1,300,761	(e)
RBSSP Resecuritization Trust, 2013-4 1A2 (1 mo. USD LIBOR + 1.500%)	2.482%	12/26/37	20,065,981	15,702,834	(d)(e)
Residential Accredit Loans Inc., 2005-QS6 A4 (-3.285 x 1 mo. USD LIBOR + 23.000%)	17.675%	5/25/35	1,891,514	2,267,861	(d)
Residential Accredit Loans Inc., 2007-QS7 1A7 (1 mo. USD LIBOR + 0.550%)	2.171%	5/25/37	10,747,199	8,220,828	(d)
TBW Mortgage-Backed Pass-Through Certificates, 2006-3 4A3, IO (-1.000 x 1 mo. USD LIBOR + 7.100%)	5.479%	7/25/36	19,761,712	4,893,526	(d)
Wells Fargo Commercial Mortgage Trust, 2014-LC16 A5	3.817%	8/15/50	980,000	1,005,824
WF-RBS Commercial Mortgage Trust, 2014-C22 D	3.906%	9/15/57	4,390,000	3,491,103	(d)(e)
WF-RBS Commercial Mortgage Trust, 2014-C24 AS	3.931%	11/15/47	1,270,000	1,294,947
WF-RBS Commercial Mortgage Trust, 2014-C24 C	4.290%	11/15/47	1,630,000	1,565,397	(d)
Total Collateralized Mortgage Obligations (Cost — $292,796,291)				299,137,612
Corporate Bonds & Notes — 14.5%
Consumer Discretionary — 2.5%
Auto Components — 0.4%
Goodyear Tire & Rubber Co., Senior Bonds	5.125%	11/15/23	420,000	430,370
Goodyear Tire & Rubber Co., Senior Notes	5.000%	5/31/26	870,000	873,262
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	5,558,000	5,738,635	(e)
Total Auto Components				7,042,267
Automobiles — 0.2%
Fiat Chrysler Automobiles NV, Senior Notes	4.500%	4/15/20	2,800,000	2,849,000
Hotels, Restaurants & Leisure — 0.5%
1011778 BC ULC/New Red Finance Inc., Secured Notes	5.000%	10/15/25	420,000	411,337	(e)
GLP Capital LP/GLP Financing II Inc., Senior Notes	4.875%	11/1/20	3,457,000	3,543,425
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	600,000	621,000
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	1,760,000	1,764,400
NCL Corp. Ltd., Senior Notes	4.750%	12/15/21	1,820,000	1,863,225	(e)
Scientific Games International Inc., Senior Secured Notes	7.000%	1/1/22	960,000	1,010,400	(e)
Total Hotels, Restaurants & Leisure				9,213,787
Household Durables — 0.1%
Lennar Corp., Senior Notes	4.500%	4/30/24	1,510,000	1,502,450
Internet & Direct Marketing Retail — 0.2%
Netflix Inc., Senior Bonds	5.875%	2/15/25	3,345,000	3,542,723
Media — 0.9%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	1,460,000	1,409,513	(e)

See Notes to Financial Statements.

20	Western Asset SMASh Series EC Fund 2018 Annual Report

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.464%	7/23/22	640,000	$655,433
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	100,000	102,954
DISH DBS Corp., Senior Notes	6.750%	6/1/21	710,000	731,300
DISH DBS Corp., Senior Notes	5.875%	7/15/22	2,680,000	2,623,050
DISH DBS Corp., Senior Notes	5.875%	11/15/24	2,700,000	2,541,375
SFR Group SA, Senior Secured Bonds	6.000%	5/15/22	2,310,000	2,246,475	(e)
SFR Group SA, Senior Secured Bonds	6.250%	5/15/24	350,000	327,250	(e)
SFR Group SA, Senior Secured Notes	7.375%	5/1/26	1,840,000	1,783,052	(e)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	3,000,000	3,090,000	(e)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	8/15/26	680,000	674,832	(e)
Total Media				16,185,234
Multiline Retail — 0.2%
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	3,700,000	3,850,313
Total Consumer Discretionary				44,185,774
Consumer Staples — 0.8%
Beverages — 0.4%
Constellation Brands Inc., Senior Notes	3.750%	5/1/21	4,160,000	4,245,346
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	300,000	310,744
Constellation Brands Inc., Senior Notes	4.750%	11/15/24	1,560,000	1,666,123
Cott Holdings Inc., Senior Notes	5.500%	4/1/25	1,980,000	1,977,228	(e)
Total Beverages				8,199,441
Food Products — 0.4%
Kraft Heinz Foods Co., Secured Notes	4.875%	2/15/25	4,649,000	4,859,775	(e)
Lamb Weston Holdings Inc., Senior Notes	4.625%	11/1/24	1,800,000	1,818,000	(e)
Total Food Products				6,677,775
Total Consumer Staples				14,877,216
Energy — 5.0%
Oil, Gas & Consumable Fuels — 5.0%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	3/15/24	1,310,000	1,369,964
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.125%	6/30/27	1,790,000	1,816,850
Chesapeake Energy Corp., Secured Notes	8.000%	12/15/22	144,000	153,720	(e)
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	230,000	233,450
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	380,000	349,600
Continental Resources Inc., Senior Notes	4.375%	1/15/28	1,650,000	1,610,813	(e)
Enterprise Products Operating LLC, Junior Subordinated Notes (3 mo. USD LIBOR + 3.708%)	5.481%	8/1/66	310,000	308,838	(d)

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2018 Annual Report	21

Schedule of investments (cont’d)

February 28, 2018

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
EP Energy LLC/Everest Acquisition Finance Inc., Secured Notes	8.000%	2/15/25	2,000,000	$1,385,000	(e)
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	300,000	382,805
Kinder Morgan Inc., Senior Secured Notes	5.000%	2/15/21	10,000	10,440	(e)
MPLX LP, Senior Notes	4.875%	12/1/24	1,780,000	1,874,949
MPLX LP, Senior Notes	4.875%	6/1/25	1,710,000	1,793,775
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	1,040,000	1,067,950
Petrobras Global Finance BV, Senior Notes	5.750%	2/1/29	57,230,000	55,169,720
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	1,250,000	1,210,625
Petroleos Mexicanos, Senior Bonds	6.625%	6/15/35	1,000,000	1,038,000
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	1,650,000	1,814,835
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	330,000	296,508
QEP Resources Inc., Senior Notes	6.875%	3/1/21	430,000	460,100
Range Resources Corp., Senior Notes	5.875%	7/1/22	560,000	571,200
Range Resources Corp., Senior Notes	5.000%	3/15/23	920,000	903,900
Range Resources Corp., Senior Notes	4.875%	5/15/25	1,180,000	1,135,750
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	30,000	32,186
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	1,300,000	1,405,631
SM Energy Co., Senior Notes	6.500%	1/1/23	710,000	713,550
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	750,000	760,313
Whiting Petroleum Corp., Senior Notes	6.625%	1/15/26	1,750,000	1,787,187	(e)
Williams Cos. Inc., Debentures	7.500%	1/15/31	152,000	184,680
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	230,000	232,875
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	5,800,000	6,191,500
WPX Energy Inc., Senior Notes	6.000%	1/15/22	60,000	62,550
WPX Energy Inc., Senior Notes	8.250%	8/1/23	320,000	364,000
Total Energy				86,693,264
Financials — 1.4%
Banks — 0.2%
CIT Group Inc., Senior Notes	5.375%	5/15/20	130,000	134,713
CIT Group Inc., Senior Notes	5.000%	8/15/22	2,651,000	2,740,471
CIT Group Inc., Senior Notes	5.000%	8/1/23	710,000	731,300
Total Banks				3,606,484
Consumer Finance — 0.4%
Ally Financial Inc., Senior Notes	3.500%	1/27/19	1,460,000	1,468,833
Ally Financial Inc., Senior Notes	8.000%	11/1/31	3,000,000	3,735,000
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	170,000	182,537
Navient Corp., Senior Notes	4.875%	6/17/19	2,000,000	2,027,500
Total Consumer Finance				7,413,870

See Notes to Financial Statements.

22	Western Asset SMASh Series EC Fund 2018 Annual Report

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — 0.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	2,780,000	$2,887,093
DAE Funding LLC, Senior Notes	4.500%	8/1/22	1,078,000	1,048,355	(e)
DAE Funding LLC, Senior Notes	5.000%	8/1/24	1,030,000	1,009,400	(e)
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	1,850,000	1,919,492
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	710,000	713,550	(e)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	4,050,000	4,080,375	(e)
Total Diversified Financial Services				11,658,265
Thrifts & Mortgage Finance — 0.1%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	2,000,000	2,025,000	(e)
Total Financials				24,703,619
Health Care — 1.9%
Health Care Providers & Services — 1.4%
Centene Corp., Senior Notes	4.750%	5/15/22	5,940,000	6,069,937
Centene Corp., Senior Notes	6.125%	2/15/24	430,000	452,575
Centene Corp., Senior Notes	4.750%	1/15/25	1,280,000	1,276,000
DaVita Inc., Senior Notes	5.000%	5/1/25	200,000	196,750
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.125%	10/15/20	1,280,000	1,305,605	(e)
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.750%	10/15/24	5,070,000	5,313,295	(e)
HCA Inc., Debentures	7.500%	11/15/95	10,000	10,325
HCA Inc., Senior Bonds	5.375%	2/1/25	210,000	214,005
HCA Inc., Senior Notes	7.500%	2/15/22	390,000	432,412
HCA Inc., Senior Notes	5.875%	5/1/23	850,000	895,900
HCA Inc., Senior Secured Bonds	4.500%	2/15/27	90,000	88,088
HCA Inc., Senior Secured Notes	5.875%	3/15/22	1,750,000	1,859,375
HCA Inc., Senior Secured Notes	5.000%	3/15/24	370,000	377,863
HCA Inc., Senior Secured Notes	5.250%	6/15/26	2,030,000	2,085,825
HCA Inc., Senior Secured Notes	5.500%	6/15/47	800,000	792,000
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	2,970,000	3,144,487
Total Health Care Providers & Services				24,514,442
Pharmaceuticals — 0.5%
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	142,000	142,178	(e)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	2,250,000	2,269,687	(e)
Valeant Pharmaceuticals International Inc., Senior Notes	5.500%	3/1/23	220,000	195,800	(e)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	670,000	597,975	(e)
Valeant Pharmaceuticals International Inc., Senior Notes	9.000%	12/15/25	3,030,000	3,056,512	(e)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	6.500%	3/15/22	610,000	636,688	(e)

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2018 Annual Report	23

Schedule of investments (cont’d)

February 28, 2018

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — continued
Valeant Pharmaceuticals International Inc., Senior Secured Notes	7.000%	3/15/24	1,720,000	$1,816,750	(e)
Total Pharmaceuticals				8,715,590
Total Health Care				33,230,032
Industrials — 0.3%
Airlines — 0.0%
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	48,991	55,129
Commercial Services & Supplies — 0.2%
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc., Senior Notes	5.250%	4/15/21	670,000	677,537	(e)
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	130,000	134,713
United Rentals North America Inc., Senior Notes	5.500%	7/15/25	1,805,000	1,865,919
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	570,000	557,175
Total Commercial Services & Supplies				3,235,344
Trading Companies & Distributors — 0.1%
Beacon Escrow Corp., Senior Notes	4.875%	11/1/25	1,280,000	1,254,784	(e)
Total Industrials				4,545,257
Information Technology — 0.5%
IT Services — 0.3%
First Data Corp., Senior Notes	7.000%	12/1/23	210,000	221,287	(e)
First Data Corp., Senior Secured Notes	5.000%	1/15/24	4,450,000	4,494,500	(e)
Total IT Services				4,715,787
Semiconductors & Semiconductor Equipment — 0.0%
Micron Technology Inc., Senior Notes	5.250%	1/15/24	100,000	103,000	(e)
Micron Technology Inc., Senior Notes	5.500%	2/1/25	11,000	11,468
Total Semiconductors & Semiconductor Equipment				114,468
Technology Hardware, Storage & Peripherals — 0.2%
Dell International LLC/EMC Corp., Senior Notes	7.125%	6/15/24	3,000,000	3,229,739	(e)
Total Information Technology				8,059,994
Materials — 1.1%
Chemicals — 0.1%
OCP SA, Senior Notes	4.500%	10/22/25	1,180,000	1,163,205	(e)
Westlake Chemical Corp., Senior Notes	4.875%	5/15/23	660,000	677,523
Total Chemicals				1,840,728
Containers & Packaging — 0.3%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	2/15/25	910,000	935,025	(e)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	4.625%	5/15/23	1,490,000	1,493,725	(e)

See Notes to Financial Statements.

24	Western Asset SMASh Series EC Fund 2018 Annual Report

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Containers & Packaging — continued
Graphic Packaging International Inc., Senior Notes	4.875%	11/15/22	960,000	$991,200
Pactiv LLC, Senior Bonds	8.375%	4/15/27	1,000,000	1,140,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.125%	7/15/23	1,290,000	1,315,800	(e)
Total Containers & Packaging				5,875,750
Metals & Mining — 0.7%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	5,065,000	5,457,537	(e)
FMG Resources (August 2006) Pty Ltd., Senior Secured Notes	9.750%	3/1/22	2,140,000	2,366,605	(e)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	500,000	535,111
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	2,850,000	3,441,375
Total Metals & Mining				11,800,628
Total Materials				19,517,106
Telecommunication Services — 0.9%
Diversified Telecommunication Services — 0.1%
CenturyLink Inc., Senior Notes	5.625%	4/1/20	120,000	122,244
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	1,920,000	1,996,800	(e)
Total Diversified Telecommunication Services				2,119,044
Wireless Telecommunication Services — 0.8%
Altice Financing SA, Senior Secured Bonds	7.500%	5/15/26	1,000,000	1,010,000	(e)
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	1,020,000	1,021,275	(e)
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	1,500,000	1,826,936
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	200,000	210,500	(e)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	790,000	859,125
Sprint Communications Inc., Senior Notes	7.000%	3/1/20	1,500,000	1,588,125	(e)
Sprint Corp., Senior Notes	7.250%	9/15/21	2,387,000	2,500,383
Sprint Corp., Senior Notes	7.875%	9/15/23	560,000	581,000
Sprint Corp., Senior Notes	7.625%	2/15/25	3,363,000	3,371,407
Total Wireless Telecommunication Services				12,968,751
Total Telecommunication Services				15,087,795
Utilities — 0.1%
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp., Senior Notes	7.375%	7/1/21	850,000	939,250
AES Corp., Senior Notes	5.500%	4/15/25	30,000	30,900
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	165,630	166,458
Total Utilities				1,136,608
Total Corporate Bonds & Notes (Cost — $246,908,538)				252,036,665

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2018 Annual Report	25

Schedule of investments (cont’d)

February 28, 2018

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 19.7%
Argentina — 2.1%
Provincia de Buenos Aires, Senior Notes	6.500%	2/15/23	2,650,000		$2,713,468	(e)
Provincia de Buenos Aires, Senior Notes	7.875%	6/15/27	2,280,000		2,376,011
Republic of Argentina, Bonds	21.200%	9/19/18	3,003,000	ARS	162,914
Republic of Argentina, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	27.278%	6/21/20	19,550,000	ARS	1,060,173	(d)
Republic of Argentina, Bonds	18.200%	10/3/21	183,730,000	ARS	9,227,035
Republic of Argentina, Senior Bonds	5.625%	1/26/22	14,490,000		14,794,290
Republic of Argentina, Senior Bonds	7.500%	4/22/26	1,020,000		1,091,910
Republic of Argentina, Senior Bonds	7.625%	4/22/46	1,130,000		1,123,785
Republic of Argentina, Senior Notes	4.625%	1/11/23	2,590,000		2,487,073
Republic of Argentina, Senior Notes	5.875%	1/11/28	790,000		739,736
Total Argentina					35,776,395
Brazil — 5.2%
Federative Republic of Brazil, Notes	10.000%	1/1/21	43,155,000	BRL	13,820,861
Federative Republic of Brazil, Notes	10.000%	1/1/23	209,178,000	BRL	66,708,076
Federative Republic of Brazil, Notes	10.000%	1/1/27	12,258,000	BRL	3,872,149
Federative Republic of Brazil, Senior Bonds	5.625%	1/7/41	3,180,000		3,076,650
Federative Republic of Brazil, Senior Bonds	5.000%	1/27/45	3,910,000		3,499,450
Total Brazil					90,977,186
China — 1.2%
China Government Bond, Senior Bonds	3.390%	5/21/25	140,000,000	CNY	20,902,628	(g)
Colombia — 0.0%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	500,000		540,750
Ecuador — 0.3%
Republic of Ecuador, Senior Notes	7.875%	1/23/28	4,670,000		4,674,670	(e)
Egypt — 0.1%
Arab Republic of Egypt, Senior Bonds	5.577%	2/21/23	1,190,000		1,211,957	(e)
Indonesia — 0.1%
Republic of Indonesia, Notes	3.750%	4/25/22	1,000,000		1,006,942	(g)
Kenya — 0.4%
Republic of Kenya, Senior Notes	6.875%	6/24/24	4,260,000		4,406,872	(g)
Republic of Kenya, Senior Notes	7.250%	2/28/28	2,910,000		2,950,158	(e)
Total Kenya					7,357,030
Mexico — 6.8%
United Mexican States, Senior Bonds	8.000%	6/11/20	10,431,100	MXN	558,711
United Mexican States, Senior Bonds	6.500%	6/9/22	203,825,000	MXN	10,405,313

See Notes to Financial Statements.

26	Western Asset SMASh Series EC Fund 2018 Annual Report

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†		Value
Mexico — continued
United Mexican States, Senior Bonds	10.000%	12/5/24	352,420,000	MXN	$21,107,268
United Mexican States, Senior Bonds	7.750%	11/13/42	195,291,500	MXN	10,214,895
United Mexican States, Senior Bonds	8.000%	11/7/47	1,278,460,000	MXN	68,544,253
United Mexican States, Senior Notes	3.600%	1/30/25	3,310,000		3,247,110
United Mexican States, Senior Notes	4.750%	3/8/44	3,380,000		3,261,700
Total Mexico					117,339,250
Nigeria — 0.3%
Republic of Nigeria, Senior Notes	7.143%	2/23/30	4,970,000		5,112,887	(e)
Peru — 0.2%
Republic of Peru, Senior Bonds	6.550%	3/14/37	510,000		660,705
Republic of Peru, Senior Bonds	5.625%	11/18/50	2,520,000		3,017,700
Total Peru					3,678,405
Russia — 3.0%
Russian Federal Bond, Bonds	7.000%	8/16/23	356,920,000	RUB	6,468,971
Russian Federal Bond, Bonds	7.750%	9/16/26	659,350,000	RUB	12,392,902
Russian Federal Bond, Bonds	8.150%	2/3/27	613,510,000	RUB	11,838,664
Russian Federal Bond, Bonds	7.050%	1/19/28	1,217,491,000	RUB	21,831,210
Total Russia					52,531,747
Total Sovereign Bonds (Cost — $356,332,662)					341,109,847
U.S. Government & Agency Obligations — 3.0%
U.S. Government Agencies — 0.6%
Federal National Mortgage Association (FNMA)	1.875%	9/18/18	10,000,000		9,995,170
U.S. Government Obligations — 2.4%
U.S. Treasury Bonds	3.750%	11/15/43	36,910,000		41,036,423
U.S. Treasury Notes	1.875%	4/30/22	30,000		29,149
U.S. Treasury Notes	2.250%	11/15/25	760,000		729,169
Total U.S. Government Obligations					41,794,741
Total U.S. Government & Agency Obligations (Cost — $51,519,543)					51,789,911

			Shares
Common Stocks — 0.0%
Industrials — 0.0%
Marine — 0.0%
Tricer HoldCo, S.C.A. (Cost — $20,926)			2,559		10,082	*(h)(i)
Preferred Stocks — 0.1%
Financials — 0.1%
Consumer Finance — 0.1%
GMAC Capital Trust I (3 mo. USD LIBOR + 5.785%)	7.624%		32,991		851,168	(d)

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2018 Annual Report	27

Schedule of investments (cont’d)

February 28, 2018

Western Asset SMASh Series EC Fund

Security	Rate		Shares	Value
Industrials — 0.0%
Marine — 0.0%
Tricer Tracking Preferred Equity Certificates	8.000%		1,228,530	$12,285	*(h)(i)
Total Preferred Stocks (Cost — $912,237)				863,453

	Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.1%
Exchange-Traded Purchased Options — 0.0%
Euro Bund Futures, Call @ 172.00 EUR	5/25/18	2,464	246,400,000	30,061
U.S. Treasury 5-Year Notes, Put @ $105.50	5/25/18	7,937	7,937,000	62,012
U.S. Treasury 5-Year Notes, Put @ $106.00	5/25/18	2,525	2,525,000	19,728
U.S. Treasury 10-Year Notes Futures, Put @ $111.00	5/25/18	4,490	4,490,000	70,156
U.S. Treasury 10-Year Notes Futures, Put @ $111.50	5/25/18	2,710	2,710,000	42,343
Total Exchange-Traded Purchased Options				224,300

	Counterparty
OTC Purchased Options — 0.1%
U.S. Dollar/Euro, Call @ $1.23	Citibank N.A.	5/11/18	87,600,000	87,600,000	1,106,651
U.S. Dollar/Euro, Call @ $1.23	Citibank N.A.	4/27/18	90,267,000	90,267,000	1,245,053
Total OTC Purchased Options					2,351,704
Total Purchased Options (Cost — $1,956,260)					2,576,004
Total Investments before Short-Term Investments (Cost — $1,581,937,265)					1,580,239,295

	Rate	Maturity Date	Face Amount
Short-Term Investments — 11.2%
Time Deposits — 3.4%
State Street Corp. (Cost — $58,724,000)	0.200%	3/1/18	58,724,000	58,724,000
U.S. Government Agencies — 7.8%
Federal Home Loan Bank (FHLB), Discount Notes	1.126-1.304%	3/2/18	75,000,000	74,997,000	(j)
Federal Home Loan Bank (FHLB), Discount Notes	1.147%	3/14/18	8,000,000	7,995,808	(j)
Federal Home Loan Bank (FHLB), Discount Notes	1.182-1.192%	4/2/18	53,000,000	52,925,111	(j)
Total U.S. Government Agencies				135,917,919
Total Short-Term Investments (Cost — $194,662,667)				194,641,919
Total Investments — 102.3% (Cost — $1,776,599,932)				1,774,881,214
Liabilities in Excess of Other Assets — (2.3)%				(40,066,971)
Total Net Assets — 100.0%				$1,734,814,243
*	Non-income producing security.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

See Notes to Financial Statements.

28	Western Asset SMASh Series EC Fund 2018 Annual Report

Western Asset SMASh Series EC Fund

(b)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(c)	All or a portion of this loan is unfunded as of February 28, 2018. The interest rate for fully unfunded term loans is to be determined.

(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(f)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(g)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(h)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(i)	Security is valued using significant unobservable inputs (See Note 1).

(j)	Rate shown represents yield-to-maturity.

Abbreviations used in this schedule:
ARS	— Argentine Peso
BRL	— Brazilian Real
CLO	— Collateral Loan Obligation
CNY	— Chinese Yuan Renminbi
DIP	— Debtor-in-Possession
EUR	— Euro
IO	— Interest Only
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
RUB	— Russian Ruble

Schedule of Written Options
Security	Counterparty	Expiration Date	Strike Price		Contracts	Notional Amount	Value
Schedule of OTC Written Options:
U.S. Dollar/Euro, Put	Citibank N.A.	4/27/18	$1.27		90,267,000	$90,267,000	$167,355
U.S. Dollar/Euro, Put	Citibank N.A.	5/11/18	1.26		87,600,000	87,600,000	322,018
U.S. Dollar/Mexican Peso, Call	Bank of America, N.A.	7/5/18	21.70	MXN	19,260,000	19,260,000	98,149
U.S. Dollar/Mexican Peso, Call	Morgan Stanley & Co. Inc.	4/16/18	18.42	MXN	17,260,000	17,260,000	81,018
U.S. Dollar/Russian Ruble, Put	Citibank N.A.	5/18/18	55.06	RUB	22,100,000	22,100,000	126,920
Total OTC Written Options (Premiums received — $2,170,705)							$795,460

Abbreviations used in this schedule:
MXN	— Mexican Peso
RUB	— Russian Ruble

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2018 Annual Report	29

Schedule of investments (cont’d)

February 28, 2018

Western Asset SMASh Series EC Fund

At February 28, 2018, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Euro-Bobl	252	6/18	$40,041,361	$40,040,992	$(369)
U.S. Treasury 2-Year Notes	192	6/18	40,808,471	40,794,000	(14,471)
U.S. Treasury 5-Year Notes	10,464	6/18	1,194,499,195	1,192,160,255	(2,338,940)
U.S. Treasury 10-Year Notes	8,199	6/18	982,946,969	984,264,328	1,317,359
U.S. Treasury Ultra Long-Term Bonds	2,006	6/18	311,222,653	312,685,250	1,462,597
					$426,176
Contracts to Sell:
Euro	472	3/18	69,899,401	72,080,300	(2,180,899)
Euro-Bund	2,893	6/18	553,420,195	553,313,532	106,663
Euro-Buxl	60	3/18	12,208,552	11,824,730	383,822
Japanese 10-Year Bonds	98	3/18	138,555,899	138,630,114	(74,215)
U.S. Treasury Long-Term Bonds	2,128	6/18	305,142,569	305,235,000	(92,431)
					(1,857,060)
Net unrealized depreciation on open futures contracts					$(1,430,884)

At February 28, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ARS	139,050,000	USD	6,966,433	Bank of America N.A.	4/10/18	$(192,451)
ARS	134,110,000	USD	6,715,573	Citibank N.A.	4/10/18	(182,249)
IDR	385,339,900,000	USD	28,463,577	Bank of America N.A.	4/19/18	(531,422)
USD	54,251,119	JPY	5,894,140,000	Bank of America N.A.	4/19/18	(1,179,940)
EUR	156,504,002	USD	191,370,746	Barclays Bank PLC	4/19/18	264,069
EUR	8,000,000	USD	9,824,456	Barclays Bank PLC	4/19/18	(28,678)
GBP	13,260,000	USD	18,217,715	Barclays Bank PLC	4/19/18	77,860
IDR	253,315,230,000	USD	18,895,661	Barclays Bank PLC	4/19/18	(533,586)
USD	46,371,078	AUD	58,250,000	Barclays Bank PLC	4/19/18	1,124,292
USD	76,076,226	CNY	497,820,000	Barclays Bank PLC	4/19/18	(2,337,295)
USD	247,119	EUR	200,000	Barclays Bank PLC	4/19/18	2,224
USD	21,238,083	JPY	2,350,694,787	Barclays Bank PLC	4/19/18	(868,874)
USD	71,968,729	PHP	3,638,595,000	Barclays Bank PLC	4/19/18	2,282,422
BRL	211,952,700	USD	65,059,073	Citibank N.A.	4/19/18	(104,408)
CAD	299,862,830	USD	240,461,601	Citibank N.A.	4/19/18	(6,555,840)
CAD	22,760,000	USD	18,080,094	Citibank N.A.	4/19/18	(326,326)
EUR	3,000,000	USD	3,735,456	Citibank N.A.	4/19/18	(62,039)
EUR	8,000,000	USD	10,047,424	Citibank N.A.	4/19/18	(251,646)
USD	74,917,245	CNH	491,120,000	Citibank N.A.	4/19/18	(2,467,645)

See Notes to Financial Statements.

30	Western Asset SMASh Series EC Fund 2018 Annual Report

Western Asset SMASh Series EC Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	37,295,777	EUR	29,950,000	Citibank N.A.	4/19/18	$622,831
USD	2,702,887	EUR	2,200,000	Citibank N.A.	4/19/18	9,048
USD	489,908	EUR	400,000	Citibank N.A.	4/19/18	119
USD	44,945,124	GBP	31,960,000	Citibank N.A.	4/19/18	848,098
USD	22,620,628	JPY	2,448,450,000	Citibank N.A.	4/19/18	(405,662)
INR	2,498,520,000	USD	38,777,626	JPMorgan Chase & Co.	4/19/18	(640,891)
INR	1,446,310,000	USD	22,357,551	JPMorgan Chase & Co.	4/19/18	(281,466)
MXN	1,987,202,786	USD	102,700,472	JPMorgan Chase & Co.	4/19/18	1,904,408
MXN	475,750,000	USD	25,000,657	JPMorgan Chase & Co.	4/19/18	42,470
MXN	418,520,000	USD	22,215,604	Morgan Stanley & Co. Inc.	4/19/18	(185,021)
RUB	367,221,930	USD	6,460,000	Citibank N.A.	5/21/18	(1,171)
USD	4,270,692	MXN	84,880,000	Bank of America N.A.	7/9/18	(141,317)
MXN	84,880,000	USD	4,272,035	Barclays Bank PLC	7/9/18	139,976
Total						$(9,960,110)

Abbreviations used in this table:
ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CNH	— Chinese Offshore Yuan
CNY	— Chinese Yuan Renminbi
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
MXN	— Mexican Peso
PHP	— Philippine Peso
RUB	— Russian Ruble
USD	— United States Dollar

At February 28, 2018, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
	Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation
	29,000,000		11/15/43	2.474% semi-annually	3-Month LIBOR quarterly	$478,282	$2,386,772
	34,993,500	EUR	8/23/47	1.498% annually	6-Month EURIBOR- Reuters semi-annually	33,186	1,086,655
Total						$511,468	$3,473,427

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2018 Annual Report	31

Schedule of investments (cont’d)

February 28, 2018

Western Asset SMASh Series EC Fund

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.IG.29 Index	$331,000,000	12/20/22	1.000% quarterly	$6,473,698	$6,813,354	$(339,656)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.HY.29 Index	$71,020,000	12/20/22	5.000% quarterly	$(4,806,420)	$(4,765,975)	$(40,445)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

Abbreviations used in this table:
EUR	— Euro
EURIBOR	— Euro Interbank Offered Rate
LIBOR	— London Interbank Offered Rate

See Notes to Financial Statements.

32	Western Asset SMASh Series EC Fund 2018 Annual Report

Statement of assets and liabilities

February 28, 2018

Assets:
Investments, at value (Cost — $1,776,599,932)	$1,774,881,214
Foreign currency, at value (Cost — $1,290,040)	1,311,480
Deposits with brokers for open futures contracts and exchange-traded options	15,653,093
Interest receivable	11,216,016
Foreign currency collateral for open futures contracts and exchange-traded options, at value (Cost — $8,633,353)	8,583,996
Receivable for Fund shares sold	7,729,468
Unrealized appreciation on forward foreign currency contracts	7,317,817
Deposits with brokers for centrally cleared swap contracts	6,682,074
Receivable from broker — variation margin on open futures contracts	4,278,759
Deposits with brokers for OTC derivatives	2,310,000
Principal paydown receivable	633,259
Receivable from investment manager	84,317
Receivable for securities sold	22,420
Prepaid expenses	58,029
Total Assets	1,840,761,942

Liabilities:
Payable for securities purchased	83,902,214
Unrealized depreciation on forward foreign currency contracts	17,277,927
Payable for Fund shares repurchased	1,924,350
Due to custodian	1,535,647
Written options, at value (premiums received — $2,170,705)	795,460
Payable to broker — variation margin on centrally cleared swaps	351,254
Trustees’ fees payable	2,540
Accrued expenses	158,307
Total Liabilities	105,947,699
Total Net Assets	$1,734,814,243

Net Assets:
Par value (Note 5)	$1,890
Paid-in capital in excess of par value	1,763,388,021
Undistributed net investment income	17,315,447
Accumulated net realized loss on investments, futures contracts, written options, swap contracts, forward foreign currency contracts and foreign currency transactions	(37,175,653)
Net unrealized depreciation on investments, futures contracts, written options, swap contracts, forward foreign currency contracts and foreign currencies	(8,715,462)
Total Net Assets	$1,734,814,243

Shares Outstanding	189,027,787

Net Asset Value	$9.18

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2018 Annual Report	33

Statement of operations

For the Year Ended February 28, 2018

Investment Income:
Interest	$67,520,778
Dividends	59,651
Less: Foreign taxes withheld	(293)
Total Investment Income	67,580,136

Expenses:
Fund accounting fees	155,105
Custody fees	111,091
Legal fees	86,934
Registration fees	50,538
Audit and tax fees	46,026
Trustees’ fees	38,430
Shareholder reports	29,384
Insurance	15,060
Commitment fees (Note 7)	14,227
Transfer agent fees	11,654
Interest expense	139
Miscellaneous expenses	23,147
Total Expenses	581,735
Less: Fee waivers and/or expense reimbursements (Note 2)	(581,735)
Net Expenses	—
Net Investment Income	67,580,136

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	5,246,613
Futures contracts	(23,652,120)
Written options	1,246,349
Swap contracts	596,745
Forward foreign currency contracts	35,987,773
Foreign currency transactions	2,107,025
Net Realized Gain	21,532,385
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(1,012,933)
Futures contracts	2,141,479
Written options	1,372,326
Swap contracts	3,133,206
Forward foreign currency contracts	(6,246,181)
Foreign currencies	(647,665)
Change in Net Unrealized Appreciation (Depreciation)	(1,259,768)
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	20,272,617
Increase in Net Assets From Operations	$87,852,753

See Notes to Financial Statements.

34	Western Asset SMASh Series EC Fund 2018 Annual Report

Statements of changes in net assets

For the Year Ended February 28, 2018, the Period Ended February 28, 2017 and the Year Ended October 31, 2016	2018	2017†	2016

Operations:
Net investment income	$67,580,136	$16,675,152	$38,904,559
Net realized gain (loss)	21,532,385	(7,294,364)	18,089,012
Change in net unrealized appreciation (depreciation)	(1,259,768)	3,587,888	9,944,898
Increase in Net Assets From Operations	87,852,753	12,968,676	66,938,469

Distributions to Shareholders From (Note 1):
Net investment income	(108,569,532)	(20,963,913)	(35,967,160)
Net realized gains	—	(14,791,327)	(2,333,904)
Decrease in Net Assets From Distributions to Shareholders	(108,569,532)	(35,755,240)	(38,301,064)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares	919,760,233	200,749,036	507,466,936
Cost of shares repurchased	(247,524,714)	(89,324,924)	(125,997,911)
Increase in Net Assets From Fund Share Transactions	672,235,519	111,424,112	381,469,025
Increase in Net Assets	651,518,740	88,637,548	410,106,430

Net Assets:
Beginning of year	1,083,295,503	994,657,955	584,551,525
End of year*	$1,734,814,243	$1,083,295,503	$994,657,955
*Includes undistributed net investment income, respectively, of:	$17,315,447	$20,866,429	$3,106,368

†	For the period November 1, 2016 through February 28, 2017.

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2018 Annual Report	35

Financial highlights

For a share of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
	2018[1]	2017[1,2]	2016[1,3]	2015[1,3]	2014[1,3]	2013[1,3]

Net asset value, beginning of year	$9.20	$9.42	$9.14	$9.59	$9.32	$9.29

Income (loss) from operations:
Net investment income	0.45	0.15	0.47	0.46	0.40	0.43
Net realized and unrealized gain (loss)	0.23	(0.04)	0.31	(0.28)	0.46	0.21
Total income from operations	0.68	0.11	0.78	0.18	0.86	0.64

Less distributions from:
Net investment income	(0.70)	(0.19)	(0.46)	(0.56)	(0.59)	(0.61)
Net realized gains	—	(0.14)	(0.04)	(0.07)	—	—
Total distributions	(0.70)	(0.33)	(0.50)	(0.63)	(0.59)	(0.61)

Net asset value, end of year	$9.18	$9.20	$9.42	$9.14	$9.59	$9.32
Total return[4]	7.49%	1.19%	8.88%	1.99%	9.59%	7.08%

Net assets, end of year (000s)	$1,734,814	$1,083,296	$994,658	$584,552	$273,254	$74,700

Ratios to average net assets:
Gross expenses[5]	0.04%	0.04%[6]	0.05%	0.05%	0.12%	0.24%
Net expenses[7,8]	0.00	0.00 [6]	0.00	0.00	0.00	0.00
Net investment income	4.80	5.00 [6]	5.17	4.94	4.34	4.61

Portfolio turnover rate	26%	13%	36%	59%	69%	94%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 1, 2016 through February 28, 2017.

[3]	For the year ended October 31.

[4]

Performance figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager. If such fees were included, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Gross expenses do not include management fees paid to the manager and subadviser. Management fees are paid directly or indirectly by the separately managed account sponsor.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

The Fund’s manager has entered into an expense reimbursement arrangement with the Fund, pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

See Notes to Financial Statements.

36	Western Asset SMASh Series EC Fund 2018 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset SMASh Series EC Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA. LMPFA and the subadviser do not charge investment management fees to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been

Western Asset SMASh Series EC Fund 2018 Annual Report	37

Notes to financial statements (cont’d)

obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

38	Western Asset SMASh Series EC Fund 2018 Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Senior loans	—	$513,064,959	—	$513,064,959
Asset-backed securities	—	119,650,762	—	119,650,762
Collateralized mortgage obligations	—	299,137,612	—	299,137,612
Corporate bonds & notes	—	252,036,665	—	252,036,665
Sovereign bonds	—	341,109,847	—	341,109,847
U.S. government & agency obligations	—	51,789,911	—	51,789,911
Common stocks	—	—	$10,082	10,082
Preferred stocks:
Financials	$851,168	—	—	851,168
Industrials	—	—	12,285	12,285
Purchased options:
Exchange-traded purchased options	194,239	30,061	—	224,300
OTC purchased options	—	2,351,704	—	2,351,704
Total long-term investments	1,045,407	1,579,171,521	22,367	1,580,239,295
Short-term investments†	—	194,641,919	—	194,641,919
Total investments	$1,045,407	$1,773,813,440	$22,367	$1,774,881,214
Other financial instruments:
Futures contracts	3,270,441	—	—	3,270,441
Forward foreign currency contracts	—	7,317,817	—	7,317,817
Centrally cleared interest rate swaps	—	3,473,427	—	3,473,427
Total other financial instruments	$3,270,441	$10,791,244	—	$14,061,685
Total	$4,315,848	$1,784,604,684	$22,367	$1,788,942,899

Western Asset SMASh Series EC Fund 2018 Annual Report	39

Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	—	$795,460	—	$795,460
Futures contracts	$4,701,325	—	—	4,701,325
Forward foreign currency contracts	—	17,277,927	—	17,277,927
Centrally cleared credit default swaps on credit indices — buy protection	—	40,445	—	40,445
Centrally cleared credit default swaps on credit indices — sell protection	—	339,656	—	339,656
Total	$4,701,325	$18,453,488	—	$23,154,813

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would

40	Western Asset SMASh Series EC Fund 2018 Annual Report

be reflected in the net asset value of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(d) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At February 28, 2018, the Fund had sufficient cash and/or securities to cover these commitments.

(g) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated

Western Asset SMASh Series EC Fund 2018 Annual Report	41

Notes to financial statements (cont’d)

portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

42	Western Asset SMASh Series EC Fund 2018 Annual Report

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of February 28, 2018, the total notional value of all credit default swaps to sell protection was $331,000,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended February 28, 2018, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as

Western Asset SMASh Series EC Fund 2018 Annual Report	43

Notes to financial statements (cont’d)

defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and

44	Western Asset SMASh Series EC Fund 2018 Annual Report

income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

Western Asset SMASh Series EC Fund 2018 Annual Report	45

Notes to financial statements (cont’d)

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(l) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(m) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions.

46	Western Asset SMASh Series EC Fund 2018 Annual Report

Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of February 28, 2018, the Fund held OTC written options and forward foreign currency contracts with credit related contingent features which had a liability position of $18,073,387. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of February 28, 2018, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $2,310,000, which could be used to reduce the required payment.

Western Asset SMASh Series EC Fund 2018 Annual Report	47

Notes to financial statements (cont’d)

At February 28, 2018, the Fund had non-cash collateral from Citibank N.A. in the amount of $944,472. This amount can be used to reduce the Fund’s exposure to the counterparty in the event of default.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(p) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 28, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These

48	Western Asset SMASh Series EC Fund 2018 Annual Report

reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$37,438,414	$(37,438,414)

(a)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, book/tax differences in the treatment of swap contracts and losses from mortgage-backed securities treated as capital losses for tax purposes.

2. Investment management agreement and other transactions with affiliates

LMPFA is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd. (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA and the subadvisers do not charge investment management fees to the Fund. However, the Fund is an integral part of the separately managed account program, and LMPFA and the subadvisers will be compensated directly or indirectly by separately managed account program sponsors. LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund.

LMPFA has entered into an expense reimbursement arrangement with the Fund, pursuant to which LMPFA has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

During the year ended February 28, 2018, fees waived and/or expenses reimbursed amounted to $581,735.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended February 28, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$875,570,000	$42,641,044
Sales	271,456,074	34,257,052

Western Asset SMASh Series EC Fund 2018 Annual Report	49

Notes to financial statements (cont’d)

At February 28, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/ Premiums Paid/ (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Securities	$1,779,813,725	$50,745,267	$(55,677,778)	$(4,932,511)
Forward foreign currency contracts	—	7,317,817	(17,277,927)	(9,960,110)
Futures contracts	—	3,270,441	(4,701,325)	(1,430,884)
Swap contracts	2,558,847	3,473,427	(380,101)	3,093,326
Written options	(2,170,705)	1,375,245	—	1,375,245

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at February 28, 2018.

ASSET DERIVATIVES[1]
		Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[2]		$224,300	$2,351,704	$2,576,004
Futures contracts[3]		3,270,441	—	3,270,441
Centrally cleared swap contracts[4]		3,473,427	—	3,473,427
Forward foreign currency contracts		—	7,317,817	7,317,817
Total		$6,968,168	$9,669,521	$16,637,689

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	—	$795,460	—	$795,460
Futures contracts[3]	$2,520,426	2,180,899	—	4,701,325
Centrally cleared swap contracts[4]	—	—	$380,101	380,101
Forward foreign currency contracts	—	17,277,927	—	17,277,927
Total	$2,520,426	$20,254,286	$380,101	$23,154,813

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended February 28, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on

50	Western Asset SMASh Series EC Fund 2018 Annual Report

derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(2,548,441)	$(771,101)	—	$(3,319,542)
Written options	72,543	1,173,806	—	1,246,349
Futures contracts	(24,315,793)	663,673	—	(23,652,120)
Swap contracts	778,315	—	$(181,570)	596,745
Forward foreign currency contracts	—	35,987,773	—	35,987,773
Total	$(26,013,376)	$37,054,151	$(181,570)	$10,859,205

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(35,399)	$655,143	—	$619,744
Written options	(2,919)	1,375,245	—	1,372,326
Futures contracts	4,355,901	(2,214,422)	—	2,141,479
Swap contracts	3,473,428	—	$(340,222)	3,133,206
Forward foreign currency contracts	—	(6,246,181)	—	(6,246,181)
Total	$7,791,011	$(6,430,215)	$(340,222)	$1,020,574

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the year ended February 28, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$636,550
Written options	236,866
Futures contracts (to buy)	1,412,204,848
Futures contracts (to sell)	702,196,921
Forward foreign currency contracts (to buy)	640,478,694
Forward foreign currency contracts (to sell)	515,992,632

Average Notional Balance
Interest rate swap contracts	$94,973,477
Credit default swap contracts (to buy protection)	94,808,954
Credit default swap contracts (to sell protection)	280,076,923

Western Asset SMASh Series EC Fund 2018 Annual Report	51

Notes to financial statements (cont’d)

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of February 28, 2018.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Bank of America N.A.	—	$(2,143,279)	$(2,143,279)	$570,000	$(1,573,279)
Barclays Bank PLC	$3,890,843	(3,768,433)	122,410	—	122,410
Citibank N.A.	3,831,800	(10,973,279)	(7,141,479)	(944,472)	(8,085,951)
JPMorgan Chase & Co.	1,946,878	(922,357)	1,024,521	—	1,024,521
Morgan Stanley & Co. Inc.	—	(266,039)	(266,039)	130,000	(136,039)
Total	$9,669,521	$(18,073,387)	$(8,403,866)	$(244,472)	$(8,648,338)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

[5]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

5. Shares of beneficial interest

At February 28, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share represents an identical interest and has the same rights.

Transactions in shares of the Fund were as follows:

	Year Ended February 28, 2018	Period Ended[1] February 28, 2017	Year Ended October 31, 2016
Shares sold	97,532,257	21,909,981	55,466,202
Shares repurchased	(26,266,010)	(9,756,067)	(13,822,773)
Net increase	71,266,247	12,153,914	41,643,429

[1]	For the period November 1, 2016 through February 28, 2017.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the year ended February 28, 2018, the period ended February 28, 2017 and the year ended October 31, 2016, was as follows:

	2018	2017	2016
Distributions paid from:
Ordinary income	$108,569,532	$34,940,761	$36,558,045
Net long-term capital gains	—	814,479	1,743,019
Total distributions paid	$108,569,532	$35,755,240	$38,301,064

52	Western Asset SMASh Series EC Fund 2018 Annual Report

As of February 28, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$11,943,168
Deferred capital losses*	(35,095,022)
Other book/tax temporary differences(a)	6,505,441
Unrealized appreciation/(depreciation)(b)	(11,929,255)
Total accumulated earnings/(losses) — net	$(28,575,668)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles and the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

7. Redemption facility

The Fund and certain other participating funds within Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 19, 2018. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended February 28, 2018, the Fund incurred a commitment fee in the amount of $14,227. The Fund did not utilize the Redemption Facility during the year ended February 28, 2018.

8. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

Western Asset SMASh Series EC Fund 2018 Annual Report	53

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Institutional Trust and Shareholders of Western Asset SMASh Series EC Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset SMASh Series EC Fund (one of the funds constituting Legg Mason Partners Institutional Trust, referred to hereafter as the “Fund”) as of February 28, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended February 28, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended February 28, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the period ended February 28, 2017 and the financial highlights for each of the periods ended on or prior to February 28, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated April 20, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodians, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, MD

April 17, 2018

We have served as the auditor of one or more investment companies in the Legg Mason investment company group since at least 1973. We have not determined the specific year we began serving as auditor.

54	Western Asset SMASh Series EC Fund 2018 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Institutional Trust (the “Trust”) held on November 6-7, 2017, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Western Asset SMASh Series EC Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of sub-advisory agreements (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited, Western Asset Management Company Pte. Ltd. (Singapore) and Western Asset Management Company Ltd (Japan) (together with the Subadviser, the “Subadvisers”), each an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and asked questions and requested additional information from management. Throughout the prior year the Board had met with representatives of the Manager and the Subadvisers, and had received information relevant to the renewal of the Management Agreement and the Sub-Advisory Agreements. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the November meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Western Asset SMASh Series EC Fund	55

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. The Independent Trustees considered the Management Agreement and each Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and each Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreements was in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers, and of the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and

56	Western Asset SMASh Series EC Fund

procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and each Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also periodically reported to the Board on, among other things, its business plans and any organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. In considering the Fund’s performance, the Board took into account that the Fund is offered only to participants in separately managed account programs who pay costs and expenses, including fees for advice and portfolio execution, at the level of such programs rather than at the Fund level. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds (including the Fund) classified as global income funds by Broadridge, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2017 was above the median.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal.

Western Asset SMASh Series EC Fund	57

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Management fees and expense ratios

The Board noted that the Fund does not pay a management fee. The Board also recognized that the Manager had agreed to pay all operating expenses of the Fund, except interest, brokerage, taxes and extraordinary expenses. The Board considered that this arrangement is expected to continue through December 2019. In addition, the Board recognized that shareholders of the Fund are participants in separately managed account programs and pay fees to the program sponsors for the costs and expenses of the program, including fees for advice and portfolio execution. When a program participant, alone or with his or her program sponsor, elects to allocate assets to the investment strategy managed or advised by an affiliate of the Manager, that affiliate receives a fee from the program sponsor for managing or advising those assets, including assets that may be invested in the Fund. In certain cases, a participant will pay a fee for investment advice directly to an affiliate of the Manager in its capacity as adviser or subadviser to the participant’s account.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the fee and expense arrangements for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The Board considered that the Fund does not pay a contractual management fee, and it recognized that the Manager had agreed to pay all operating expenses of the Fund, except interest, brokerage, taxes and extraordinary expenses.

Economies of scale

The Board discussed whether the Manager realizes economies of scale as the Fund’s assets grow. Among other things, the Board considered that the Fund pays no management fees to the Manager. The Board also noted that the Manager has agreed to pay all operating expenses of the Fund, except interest, brokerage, taxes and extraordinary expenses.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

58	Western Asset SMASh Series EC Fund

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

Western Asset SMASh Series EC Fund	59

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset SMASh Series EC Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

60	Western Asset SMASh Series EC Fund

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron*
Year of birth	1945
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1994 (Chair of the Board since 2018)
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Western Asset SMASh Series EC Fund	61

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; Duncan Professor of Finance Emeritus, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Interested Trustee and Officer:
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	140
Other board memberships held by Trustee during past five years	None

62	Western Asset SMASh Series EC Fund

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Western Asset SMASh Series EC Fund	63

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2017
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

64	Western Asset SMASh Series EC Fund

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

*	Effective January 1, 2018, Ms. Heilbron became Chair.

Western Asset SMASh Series EC Fund	65

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable period ended February 28, 2018:

Record date:	Monthly	Monthly
Payable date:	March 2017 - December 2017	January 2018 - February 2018
Interest from Federal Obligations	2.60%	2.66%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

66	Western Asset SMASh Series EC Fund

Western Asset

SMASh Series EC Fund

Trustees

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Susan M. Heilbron*

Chair

Susan B. Kerley

R. Richardson Pettit

Jane Trust

*	Effective January 1, 2018, Ms. Heilbron became Chair.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset SMASh Series EC Fund

The Fund is a separate investment series of Legg Mason Partners Institutional Trust, a Maryland statutory trust.

Western Asset SMASh Series EC Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/smashfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset SMASh Series EC Fund and is not intended for distribution to prospective investors.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

AMXX010550 4/18 SR18-3299

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending October 31, 2016, February 28, 2017 and February 28, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $120,170 in October 31, 2016, $126,787 for the four month period ended February 28, 2017 and $101,478 in February 28, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2016, $0 for the four month period ended February 28, 2017 and $3,707 in February 28, 2018.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Institutional Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $10,650 in October 31, 2016, $0 for the four month period ended February 28, 2017 and $25,340 in February 28, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Institutional Trust were $0 in October 31, 2016, $0 for the four month period ended February 28, 2017 and $0 in February 28, 2018.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Institutional Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Institutional Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100%, 100% and 100% for October 31, 2016, for the four month period ended February 28, 2017 and February 28, 2018; Tax Fees were 100%, 100% and 100% for October 31, 2016, for the four month period ended February 28, 2017 and February 28, 2018; and Other Fees were 100%, 100% and 100% for October 31, 2016, for the four month period ended February 28, 2017 and February 28, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Institutional Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Institutional Trust during the reporting period were $0 in October 31, 2016, $0 for the four month period ended February 28, 2017 and $432,645 in February 28, 2018.

(h) Yes. Legg Mason Partners Institutional Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Institutional Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr

Susan M. Heilbron

Susan B. Kerley

R. Richardson Pettit

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	April 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	April 25, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	April 25, 2018